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                      SECURITIES AND EXCHANGE COMMISSION
                            WASHINGTON, D.C. 20549




                                   FORM 8-K

                                CURRENT REPORT

                    PURSUANT TO SECTION 13 OR 15(D) OF THE
                        SECURITIES EXCHANGE ACT OF 1934


               Date of Report (Date of earliest event reported)
                               January 27, 1998


                            FORT BEND HOLDING CORP.
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            (Exact name of Registrant as specified in its Charter)


        DELAWARE                      0-21328                 76-0391720
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(State or other jurisdiction    (Commission File No.)    (IRS Employer
 of incorporation)                                        Identification Number)


        3400 AVENUE H, ROSENBERG, TEXAS                     77471-3808
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  (Address of principal executive offices)                  (Zip Code)


      Registrant's telephone number, including area code: (281) 342-5571
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         (Former name or former address, if changed since last report)



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Item 5.      Other Events
------       ------------

        On January 27, 1998, the Registrant issued the earnings release attached as Exhibit 99 announcing the declaration of a cash dividend and earnings for the quarter ended December 31, 1997.

        The foregoing information does not purport to be complete and is qualified in its entirety by reference to the Exhibit to this Report.


Item 7.      Financial Statements and Exhibits
------       ---------------------------------

        (c)  Exhibits

             The Exhibit referred to in Item 5 of this Report and listed on the accompanying Exhibit Index is filed as part of this Report and is incorporated herein by reference.



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        EXHIBIT
        NUMBER                                     DESCRIPTION
        -------                                    -----------

          99                       Third Quarter Fiscal 1998 Earnings Release,
                                              dated January 27, 1998



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                                  SIGNATURES

        Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned thereunto duly authorized.

                                                FORT BEND HOLDING CORP.


Date:  February 2, 1998                         By: /s/ Lane Ward
                                                   ----------------------------
                                                   Lane Ward
                                                   Vice Chairman, President and
                                                    Chief Executive Officer



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